SUPPLEMENT DATED APRIL 1, 2013
TO THE CURRENTLY EFFECTIVE PROSPECTUS
OF
EACH OF THE LISTED FUNDS

Franklin Global Trust
Franklin Templeton Emerging Market Debt Opportunities Fund
Institutional Fiduciary Trust
Money Market Portfolio
Templeton Institutional Funds
Emerging Markets Series
Foreign Equity Series
Foreign Smaller Companies Series
Global Equity Series

The Prospectus is amended as follows:

I. Effective May 1, 2013, for all funds except Money Market Portfolio, the "Your Account – Qualified Investors" bullet beginning with "Current and former officers, trustees, directors...") is revised as follows:

Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then current policies. Minimum initial investment: $1,000 ($50 for accounts with an automatic investment plan).

II. Effective May 1, 2013, for all funds, for the fifth paragraph of the "Your Account – Selling Shares – Selling Shares in Writing" section beginning "We also may require...") is revised as follows:

We also may require a signature guarantee when we receive instructions from an agent, not the registered owners; you want to send your proceeds to a bank account that was added or changed on your account without a signature guarantee within the last 15 days; you want to send proceeds to your address that was changed without a signature guarantee within the last 15 days; or we believe it would protect the Fund against potential claims based on the instructions received.

III. Effective May 1, 2013, for the Franklin Templeton Emerging Market Debt Opportunities Fund, the "Your Account – Selling Shares table – By Phone") is revised as follows:

(800) 321-8563

As long as your transaction is for $100,000 or less you can sell your shares by phone.

(Amounts in excess of $100,000 are only available if you have completed and sent the Institutional Telephone Privileges Agreement)

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

If you have changed your address within the last 15 days without a signature guarantee, requests to sell your shares and mail the check to the name(s) and address on the account must be in writing and

we may require a signature guarantee. Requests to sell your shares and send the proceeds to a pre-authorized secondary address may be requested by phone.

IV. Effective May 1, 2013, for all funds except Money Market Portfolio, the second and third paragraphs of the "Your Account – Selling Shares table – By Electronic Funds Transfer (ACH)" is revised as follows:

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If there is a difference between the Fund account owner(s) and the bank account owner(s), you must provide written instructions signed by **all** Fund **and** bank account owners, and each individual must have his or her signature guaranteed. If the Fund account is registered to FTB&T as custodian/trustee for a retirement plan or education savings account, or as a custodial account for a minor (UGMA/UTMA) and there is at least one common owner on the Fund account and the bank account, signature guarantees are not required.

If the bank account was added or changed without a signature guarantee within the last 15 days, you may be required to provide written instructions signed by all fund account owners, with a signature guarantee for each fund account owner.

V. Effective May 1, 2013, for the Emerging Markets Series, Foreign Equity Series, Foreign Smaller Companies Series, Global Equity Series, the "Your Account – Selling Shares table – By Phone" is revised as follows:

(800) 321-8563

As long as your transaction is for $100,000 or less and you do not hold share certificates, you can sell your shares by phone.

(Amounts in excess of $100,000 are only available if you have completed and sent the Institutional Telephone Privileges Agreement)

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

If you have changed your address within the last 15 days without a signature guarantee, requests to sell your shares and mail the check to the name(s) and address on the account must be in writing and we may require a signature guarantee. Requests to sell your shares and send the proceeds to a pre-authorized secondary address may be requested by phone.

VI. Effective May 1, 2013, for the Money Market Portfolio, the "Your Account – Selling Shares table – By Wire" is revised as follows:

(800) 321-8563

See "Holiday Schedule" under "Account Policies"

As long as your transaction is for $100,000 or less, or you have completed the Institutional Telephone Privileges section of the application, you can call or write to have redemption proceeds wired to you. If you have changed your address within the last 15 days without a signature guarantee, requests to sell your shares and mail the check to the name(s) and address on the account must be in writing and we may require a signature guarantee. If requested, redemption proceeds may also be wired directly to a commercial bank previously designated by you on an application, or in a signature-guaranteed letter

of instruction. A payment may be transmitted by wire the same business day if the phone request is received before 11:15 a.m. Pacific time. For later requests, payments will be transmitted by wire on the following business day. If you anticipate requesting a same day wire redemption over $5 million, please notify the Fund about this on the prior business day. In order to maximize efficient Fund management, please request your same day wire redemption (regardless of size) as early in the day as possible. Prior business day notification of the trade may be required.

Before requesting a bank wire, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name, your bank account number, the ABA routing number, and a signature guarantee. If there is a difference between the Fund account owner(s) and the bank account owner(s), you must provide written instructions signed by **all** Fund **and** bank account owners, and each individual must have his or her signature guaranteed. If the Fund account is registered to FTB&T as custodian/trustee for a retirement plan or education savings account, or as a custodial account for a minor (UGMA/UTMA) and there is at least one common owner on the Fund account and the bank account, signature guarantees are not required.

If the bank account was added or changed without a signature guarantee within the last 15 days, you may be required to provide written instructions signed by all fund account owners, with a signature guarantee for each fund account owner.

Amounts of under $100 will be sent out by check.

VII. Effective May 1, 2013, for all funds, the "Your Account – Account Policies – Accounts with Low Balances" paragraph is revised as follows:

If your account has been open for more than one year and its value falls below $500, we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system; (2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) broker-dealer sponsored separately managed accounts (wrap accounts); (6) accounts held through a 529 college savings program; and, (7) Coverdell Education Savings Plan accounts.

VIII. Effective May 1, 2013, for all funds, the "Your Account – Account Policies – Joint Account Risk with Telephone Privileges" section is revised as follows:

You will automatically receive telephone privileges when you open your account. If your account has more than one registered owner, telephone privileges allow the Fund to accept transaction instructions by telephone from only one registered owner. This means that *any one registered owner on your account, acting alone and without the consent of any other registered owner*, may give the Fund instructions by telephone or in writing (subject to any limitations in telephone privileges) to:

- Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;
- Redeem Fund shares and direct the redemption proceeds to a pre-established bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise; and

• Purchase Fund shares by debiting a pre-established bank account that may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone will need to be given to the Fund in a written instruction signed by all registered owners.

Please keep this supplement for future reference.